SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

       Filed by the Registrant [X]

       Filed by a Party other than the Registrant [ ]

       Check the appropriate box:
       [ ]  Preliminary Proxy Statement
       [ ]  Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
       [X]  Definitive Proxy Statement
       [ ]  Definitive Additional Materials
       [ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            MEMBERWORKS INCORPORATED
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [X] No fee required.

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

          (1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

               -----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          (5)  Total fee paid:

               -----------------------------------------------------------------

          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               -----------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

          (3)  Filing Party:

               -----------------------------------------------------------------

          (4)  Date Filed:

               -----------------------------------------------------------------

                            MEMBERWORKS INCORPORATED
                            680 Washington Boulevard
                           Stamford, Connecticut 06901


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 20, 2003



         The 2003 Annual Meeting of Stockholders of MemberWorks Incorporated (the "Company") will be held at the Westin Hotel, 1 First Stamford Place, Stamford, Connecticut 06902 at 9:00 a.m., local time, to consider and act upon the following matters:

          1. To elect Alec L. Ellison and Marc S. Tesler as Class I Directors, to serve for a three-year term;

          2. To ratify the selection of PricewaterhouseCoopers LLP by the Board of Directors as the Company's independent auditors for the fiscal year ending June 30, 2004;

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on September 24, 2003 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                 By Order of the Board of Directors,

                                 James B. Duffy
                                 Secretary

Stamford, Connecticut
October 2, 2003

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, you may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                            MEMBERWORKS INCORPORATED
                            680 Washington Boulevard
                           Stamford, Connecticut 06901

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 20, 2003

This Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MemberWorks Incorporated (the "Company") and is to be mailed on or about October 12, 2003 to holders of record of the Company's Common Stock, $0.01 par value per share ("Common Stock"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 20, 2003 and at any adjournments of that meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

The Company's 2003 Annual Report to Stockholders and Annual Report on Form 10-K are being mailed to stockholders concurrently with this Proxy Statement.

Voting Securities And Votes Required

At the close of business on September 24, 2003, the Record Date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 11,571,804 shares of Common Stock, constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

The presence or representation by proxy of the holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting is required for the election of directors and the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2004.

Shares that abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting, that require the affirmative vote of a certain percentage of the shares voting on the matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information based on the latest available public information, with respect to the beneficial ownership of the Company's Common Stock as of September 12, 2003 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and each person nominated to become a director of the Company and
(iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all current directors and executive officers of the Company as a group:


        Name and Address of                                              Number of Shares        Percentage of Common
        Beneficial Owners                                             Beneficially Owned (1)    Stock Outstanding (2)
        -----------------                                            ------------------------- -------------------------
        Thomas W. Smith (3)
        323 Railroad Avenue
        Greenwich, CT  06830                                                 2,246,089                    19.3%

        Prescott Investors, Inc.
        323 Railroad Avenue
        Greenwich, CT  06830                                                 1,546,089                    13.3%

        Thomas N. Tryforos (4)
        323 Railroad Avenue
        Greenwich, CT  06830                                                 1,390,308                    11.9%

        Scott Vassalluzzo (5)
        323 Railroad Ave
        Greenwich, CT 06830                                                  1,224,760                    10.5%

        Waddell & Reed Asset Management Co.
        6300 Lamar Avenue
        Overland Park, KS 66202                                              1,037,450                     8.9%

        Strong Capital Management, Inc.
        100 Heritage Reserve
        Monomonee Falls, WI  53051                                             947,814                     8.1%

        Barclays Global Investors
        45 Freemont Street
        San Francisco, CA 94105                                                774,662                     6.7%

        Ashford Capital Management, Inc.
        3801 Kennett Pike, Building B
        Wilmington, DE  19807                                                  609,800                     5.2%

        Bridges Investment Council, Inc.
        8401 West Dodge Road
        Omaha, NE  68114                                                       590,800                     5.1%

        Directors, Executive Officers and Nominees
        Gary A. Johnson (6)                                                  1,028,545                     8.5%
        James B. Duffy (7)                                                     307,200                     2.6%
        Vincent DiBenedetto (8)                                                183,014                     1.6%
        David Schachne (9)                                                     164,398                     1.4%
        Alec L. Ellison (10)                                                    53,634                     *
        Marc S. Tesler (11)                                                     43,093                     *
        Michael T. McClorey (12)                                                15,130                     *
        Edward Stern (13)                                                       14,500                     *
        Robert Kamerschen                                                        3,000                     *
        William T. Olson III                                                     2,000                     *
        Scott N. Flanders                                                        1,000                     *
        All current directors and executive officers as a group
        (11 persons)(6)(7)(8)(9)(10)(11)(12)(13)                             1,815,514                    14.3%
-------------
* Less than or equal to 1%.

(1) Each person has sole investment and voting power with respect to the shares indicated, except as otherwise noted. The number of shares of Common Stock beneficially owned is determined under the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. Any reference in the footnotes below to stock options held by the person in question relates to stock options that are currently exercisable or exercisable within 60 days after September 12, 2003.

(2) Calculated by taking the named persons' beneficial ownership as disclosed above as a percentage of the total number of shares outstanding of 11,646,286 as of September 12, 2003, plus any shares subject to options held by the person in question that are currently exercisable or exercisable within 60 days after September 12, 2003.

(3) Includes 1,546,089 shares held by Prescott Investors, Inc. which Mr. Smith, as investment manager for Prescott Investors, Inc., may be deemed to beneficially own.

(4) Includes 1,355,700 shares held by Prescott Investors, Inc. which Mr. Tryforos, as investment manager for Prescott Investors, Inc., may be deemed to beneficially own.

(5) Includes 1,175,700 shares held by certain investment funds which Mr. Vassalluzzo, as investment manager for certain managed accounts, may be deemed to beneficially own and 40,000 shares held in family accounts, of which Mr. Vassalluzzo disclaims beneficial ownership.

(6) Includes 428,545 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003. Includes 54,000 shares held in trust for the benefit of Mr. Johnson's children. Mr. Johnson disclaims beneficial ownership of such shares.

(7) Includes 285,897 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

(8) Includes 42,660 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

(9) Includes 164,398 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

(10) Includes 37,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

(11) Includes 37,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

(12) Includes 12,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

(13) Includes 12,500 shares issuable upon the exercise of outstanding options presently exercisable or exercisable within 60 days after September 12, 2003.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes, with members of each class holding office for staggered three-year terms. The Board currently consists of two Class I directors, whose terms expire at the 2003 Annual Meeting of Stockholders, three Class II directors, whose terms expire at the 2004 Annual Meeting of Stockholders and two Class III directors whose terms expire at the 2005 Annual Meeting of Stockholders (in all cases subject to the election of their successors and to their earlier death, resignation or removal).

At this year's meeting the terms of the two Class I directors, Alec L. Ellison and Marc S. Tesler, will expire. The Board of Directors has nominated Mr. Ellison and Mr. Tesler for re-election as Class I Directors at the Annual Meeting, to serve for three-year terms.

The persons named in the enclosed proxy will vote to elect Alec L. Ellison and Marc S. Tesler as Class I directors, unless authority to vote for the election of the nominees is withheld by marking the proxy to that effect. The Company has a Governance and Nominating committee and all nominations are approved by the Board of Directors. Each nominee has indicated his willingness to serve, if elected, but if any nominee should be unable to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors.

The Board of Directors recommends that stockholders vote "FOR" the nominees.

Set forth below are the name, age and certain other information with respect to each director and nominee for director of the Company.

Class I Directors

Alec L. Ellison, 40, has been a director of the Company since 1989. Mr. Ellison has been affiliated with Broadview International LLC, an investment bank, since 1988 and has served as a Managing Director since 1993 and President since 2001. Mr. Ellison holds a B.A. from Yale University and an M.B.A. from Harvard Business School, where he was a Baker Scholar.

Marc S.  Tesler,  57, has been a director of the Company  since 1996.  From
July 1995 to January 2001, he was a general partner of Technology Crossover Ventures, L.P., a private partnership specializing in information technology investments. Mr. Tesler received his B.S. from the University of Massachusetts and his M.B.A. from New York University.

Class II Directors

Scott N. Flanders, 46, has been a director since July 2002. Mr. Flanders has been the Chairman and Chief Executive Officer of Columbia House since September 1999. Prior to joining Columbia House, Mr. Flanders co-founded and served as the Chairman of Telstreet.com, an e-commerce company, from January 1999 to September 1999. Previously, Mr. Flanders served as President of Macmillan publishing, a unit of Viacom, from January 1993 to December 1998. Mr. Flanders also serves on the Board of Directors of Freedom Communications and the Gazelle Fund. Mr. Flanders, a certified public accountant, holds a B.A. from the University of Colorado and a J.D. from Indiana University.

Michael T. McClorey, 44, has been a director of the Company since 2001. Mr. McClorey served as President of Health Services Marketing, an operating unit of Catalina Marketing Corporation, a targeted marketing firm, and as a member of the Office of the President from February 2000 to August 2002. He also served as Chief Executive Officer of Health Resource Publishing Company, a subsidiary of Catalina Marketing Corporation, from April 1995 to August 2002 and as President from April 1995 to February 2002. Mr. McClorey holds a B.B.A. in finance from the University of Cincinnati.

Edward M. Stern, 44, has been a director of the Company since April 2002. Mr. Stern is the President, Chief Executive Officer and a director of CHI Energy, Inc., an energy company specializing in renewable technologies and a wholly-owned subsidiary of Enel S.p.A. of Rome, Italy, the world's largest publicly held utility company. Mr. Stern also serves on the Board of Directors of Energy Photovoltaics, Inc., a manufacturer of solar energy products and systems, and Energia Global International, a renewable energy company focusing on the Latin American market. Mr. Stern holds B.A., J.D. and M.B.A. degrees from Boston University.

Class III Director

Gary A. Johnson, 48, a co-founder of the Company, has served as President and Chief Executive Officer and a director of the Company since its inception in 1989. Mr. Johnson received a B.S. from Tufts University and an M.B.A. from Harvard Business School.

Robert Kamerschen, 67, is retired Chairman and Chief Executive Officer of DIMAC Corporation, a direct marketing services company. He served as the Chairman and Chief Executive Officer from September 1999 to February 2002. DIMAC Corporation filed a voluntary petition for reorganization under the U.S. bankruptcy laws in April 2000 and successfully emerged from bankruptcy in February 2001. Prior to joining DIMAC Corporateion, he was the Chairman and Chief Executive Officer of ADVO, Inc., a leading full-service targeted direct mail marketing services company, and served in key senior leadership roles in a number of prominent sales and marketing driven businesses involving significant turnaround and/or transformation initiatives. Mr. Kamerschen currently serves on the boards of IMS Health Incorporated, Linens-N-Things, Inc, RadioShack Corporation, and R.H. Donnelley Corporation. Mr. Kamerschen is a Regent for the University of Hartford and Trustee of Wadsworth Antheneum Museum. Mr. Kamerschen received a B.S. and M.B.A from Miami University (Ohio).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareowners are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2003 and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2003, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons, the Company believes that no director, executive officer or greater-than-ten-percent shareholder failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act during, or with respect to, fiscal 2003.

Board and Committee Meetings

The Board of Directors held seven meetings during fiscal 2003. No director attended less than 75% of the meetings of the Board of Directors or committee meetings on which the director served during the period of his service as a director. The Board of Directors currently has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. The roles, responsibilities and duties of the Board of Directors and each of its Committees are formalized in written charters, all of which are available upon written request. All written requests should be sent to the attention of the Company's General Counsel.

The Company's Audit Committee is responsible for the appointment of the Company's independent auditors, discussing and reviewing the scope and the fees of the annual audit and reviewing the results thereof with the independent auditors, reviewing and approving non-audit services of the independent certified public accountants, reviewing compliance with existing major accounting and financial policies of the Company, reviewing the adequacy of the financial organization of the Company, and reviewing management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices. The Company's consolidated financial statements are currently audited by PricewaterhouseCoopers LLP. The Audit Committee met six times during fiscal 2003 with representatives from PricewaterhouseCoopers LLP. The current members of the Audit Committee are Mr. Flanders, Mr. McClorey and Mr. Tesler. The Board of Directors has reviewed the composition of the Audit Committee and has determined that all members of the Audit Committee are independent within the meaning of the applicable rules governing audit committees and contains at least one financial expert, Mr. Flanders. The Board of Directors has a written Audit Committee Charter, a copy of which is filed as Annex A to this Proxy Statement.

The Company's Compensation Committee provides recommendations to the Board of Directors regarding compensation programs of the Company and administers and has authority to grant stock options under the Company's 1996 Stock Option Plan, 1995 Executive Officers Stock Option Plan and the 1995 Non-Employee Directors Stock Option Plan to all employees, directors and officers of the Company, including those persons who are required to file reports pursuant to Section 16(a) of the Exchange Act. The Compensation Committee also administers the Company's Amended 1990 Stock Option Plan and the Company's 1996 Employee Stock Purchase Plan. The Committee has a policy prohibiting the Company from loaning money to executive officers and Directors for personal purposes. The Compensation Committee met two times during fiscal 2003. The current members of the Compensation Committee are Mr. Ellison, Mr. Kamerschen and Mr. Stern.

The Company's Governance and Nominating Committee is responsible for providing recommendations to the Board of Directors regarding nominees for director and membership on the Board of Directors' committees. An additional function of the Committee is to develop and recommend to the Board of Directors the Company's Corporate Governance guidelines and to assist the Board of Directors in complying with these guidelines. The Committee also oversees the evaluation of the Board of Directors and management and reviews and resolves conflict of interest situations. The Governance and Nominating Committee met two times during fiscal 2003. Mr. Kamerschen, Mr. McClorey and Mr. Stern are members of the Governance and Nominating Committee. Stockholders wishing to recommend candidates for consideration by the Governance and Nominating Committee may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

Director Compensation and Stock Options

The Company's directors do not receive any compensation for their services on the Board of Directors or any committee thereof. However, they are reimbursed for expenses incurred in connection with their attendance at Board or committee meetings. All directors, except for Mr. Johnson, are non-employee directors and are eligible to receive options to purchase shares of Common Stock pursuant to the 1995 Non-Employee Director Stock Option Plan and the 1996 Stock Option Plan. Options granted under these plans have a term of 10 years and vest over 4 years. During fiscal 2003, Mr. Kamerschen received stock options in connection with becoming a member of the Company's Board of Directors.

Executive Compensation

Summary of Compensation

The following table sets forth certain compensation information for the fiscal years indicated, of (i) our Chief Executive Officer and (ii) the four other most highly compensated executive officers for 2003 who were serving as our executive officers on June 30, 2003 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                              Annual                      Long-Term
                                                           Compensation                 Compensation
                                              --------------------------------------- ------------------
                                                                                          Securities
                                                                      Other Annual        Underlying        All Other
                                   Fiscal      Salary      Bonus      Compensation         Options        Compensation
Name and Principal Position         Year        ($)         ($)         ($) (1)          (shares) (2)        ($) (3)
---------------------------         -----   ----------- -----------   ------------       ------------     -------------

Gary A. Johnson                     2003    $   579,400 $ 1,242,300         -               120,000       $        375
  President and Chief               2002        550,000     935,000         -               103,796                375
  Executive Officer                 2001        446,200      67,500         -                73,070                  -

James B. Duffy                      2003    $   404,600 $   433,800         -                60,000       $      1,500
  Executive Vice President          2002        385,000     327,250         -                49,427              1,388
  and Chief Financial Officer       2001        372,300      37,000         -                47,590                  -

Vincent DiBenedetto                 2003    $   400,400 $   142,500         -                30,000       $      1,125
  Executive Vice President,         2002        400,400      83,300         -                20,320 (4)              -
  Health and Insurance Services

David Schachne                      2003    $   385,000 $   154,000         -                20,000       $      1,500
  Executive Vice President,         2002        385,000     154,000         -                34,049              1,388
  Business Development              2001        372,300      37,500         -                47,590                  -

William T. Olson III                2003    $   335,000 $   127,300         -                20,000       $      1,500
  Executive Vice President,         2002        335,000     120,600         -                 8,512              1,388
  Sales and Client Services         2001         78,800      50,000         -               100,000 (5)              -

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constitute less than the lesser of $50,000 or ten percent of the total salary and bonus reported for the Named Executive Officer during the fiscal years ended June 30, 2003, 2002, and 2001.

(2) The Company did not grant any restricted stock awards or stock appreciation rights during the year ended June 30, 2003, 2002 and 2001. The Company does not have any long-term incentive plans.

(3) The amounts reported in this column consist solely of the Company's matching contributions under the 401(k) Profit Sharing Plan.

(4) Mr. DiBenedetto joined the Company in October 2000 and was elected as an executive officer during fiscal 2002.

(5) Mr. Olson joined the Company in March 2001 and was elected as an executive officer during fiscal 2001.

Option Grants

The following table sets forth certain information concerning option grants during the fiscal year ended June 30, 2003 to the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                               Individual Grants
                           ----------------------------------------------------------   Potential Realizable Value at
                             Number of                                                  Assumed Annual Rates of Stock
                            Securities      Percent of Total                            Price Appreciation for Option
                            Underlying     Options Granted to   Exercise                           Term (1)
                             Options         Employees in        Price     Expiration   -----------------------------
          Name              Granted (#)       Fiscal Year        ($/Sh)       Date          5% ($)          10% ($)
          ----             ------------       -----------        ------       ----          ------          -------

Gary A. Johnson                  120,000          14.1%       $   13.05        7/23/12     $ 984,849    $  $ 2,495,801

James B. Duffy                    60,000           7.1%       $   13.05        7/23/12     $ 492,424       $ 1,247,900

Vincent DiBenedetto               30,000           3.5%       $   13.05        7/23/12     $ 246,212       $   623,950

David Schachne                    20,000           2.4%       $   13.05        7/23/12     $ 164,141       $   415,967

William T. Olson III              20,000           2.4%       $   13.05        7/23/12     $ 164,141       $   415,967

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices. This table does not take into account any appreciation or depreciation in the price of the Common Stock to date. Actual gain, if any, on stock option exercises will depend on future performance of the Common Stock and the date on which the options are exercised. Values shown are net of the option exercise price, but do not include deductions for tax or other expenses associated with the exercise. These options generally become exercisable over a four-year period (25% per year) and expire at the earlier of termination of employment or ten years from date of grant. In the event of a change in control of the Company, the Board has the discretion to provide that all options become exercisable in full immediately prior to such event.

Option Exercises and Holdings

The following table sets forth certain information concerning each exercise of a stock option during the fiscal year ended June 30, 2003 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on June 30, 2003:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                            Number of Securities Underlying      Value of Unexercised
                                                             Unexercised Options At Fiscal     In-the-Money Options at
                           Shares Acquired   Value Realized           Year-End (#)              Fiscal Year-End ($)(1)
  Name                     on Exercise (#)        ($)          Exercisable/Unexercisable     Exercisable/ Unexercisable
  -----                    ----------------       ---          -------------------------     --------------------------

  Gary A. Johnson                 -         $      -             336,510 / 258,866             $2,340,756 / $850,601

  James B. Duffy                  -         $      -             286,783 / 130,724             $2,451,196 / $406,200

  Vincent DiBenedetto             -         $      -              30,080 / 70,240                  $- / $203,100

  David Schachne                  -         $      -             179,129 / 79,190               $767,187 / $135,400

  William T. Olson III            -         $      -              52,128 / 76,384               $56,625 / $248,650

(1) The per share value of unexercised in-the-money options is calculated by subtracting the per share option exercise price from the last per share sale price of the Company's Common Stock on the Nasdaq National Market on June 30, 2003 ($19.82) for those options which have an exercise price below the Company's stock price on June 30, 2003.

Equity Compensation Plan Information

                                                                                               Number of securities
                                                                                              remaining available for
                                              Number of securities                             future issuance under
                                               to be issued upon       Weighted-average      equity compensation plans
                                                  exercise of         exercise price of       (excluding securities
Plan category                                 outstanding options    outstanding options         reflected in (a))
-------------                                 -------------------    -------------------         -----------------
                                                      (a)                    (b)                        (c)
Equity compensation plans
 approved by security holders                        2,838,000            $      21.90                 685,000
Equity compensation plans not
 approved by security holders (1)                    1,695,000            $      16.50                 215,000
                                             ----------------------- ---------------------  ----------------------------
Total                                                4,533,000            $      19.88                 900,000
                                             ======================= =====================  ============================

(1) These shares represent an increase in the share reserve during fiscal 2002 under the 1996 Stock Option Plan. These options have an exercise price per share that is equal to or greater than the fair market value at the date of grant and they generally become exercisable over a four to five year period and expire at the earlier of termination of employment or between five to ten years from the date of grant.

Certain Relationships and Related Transactions

As of the closing of the Company's initial public offering in October 1996, the Company adopted a policy that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and (ii) be on terms that are no less favorable to the Company than could be obtained from unaffiliated third parties. However, the policy does not allow for the grant of any personal loans to or for any director or executive officer.

For a description of option grants to certain executive officers of the Company, see "Executive Compensation -- Option Grants."

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors reviews the Company's financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter, as amended, is filed as Annex A to this Proxy Statement. The adequacy of the charter is evaluated annually.

The Audit Committee consists of Mr. Flanders, Mr. McClorey and Mr. Tesler. None of the members are officers or employees of the Company and all members of the Audit Committee are independent within the meaning of the applicable rules governing audit committees. The Board of Directors has determined that Mr. Flanders is both independent and an audit committee financial expert, as defined by SEC guidelines.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and to issue a report thereon. The Audit Committee is responsible for appointing, monitoring and managing the independent auditors.

In carrying out its duties, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2003, with the Company's management and its independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United Sates. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees, as amended."

In addition, the Committee has discussed with the independent auditors, the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees."

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for its audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of its examination, the evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have recommended, subject to shareholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors.


                                 Audit Committee

                                 Scott N. Flanders
                                 Michael T. McClorey
                                 Marc S. Tesler

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation  Committee of the Board of Directors is currently composed of three independent non-employee directors, Mr. Ellison, Mr. Kamerschen and Mr. Stern. The Compensation Committee is responsible for establishing and administering the policies that govern both annual compensation and performance-based equity ownership of the Company's executive officers.

This report is submitted by the Compensation Committee and addresses the Company's policies for 2003 as they apply to the Company's executive officers, including the Named Executive Officers.

Compensation Philosophy

The objectives of the executive compensation program are to (i) align compensation with business objectives, individual performance and the interests of shareholders, (ii) motivate and reward high levels of performance, (iii) recognize and reward the achievement of Company goals and (iv) enable the Company to attract and retain key executives.

In evaluating both individual and corporate performance for purposes of determining salary and bonus levels and stock option grants, the Compensation Committee places significant emphasis on the extent to which strategic and business plan goals are met, including the progress and success of the Company with respect to matters such as achieving operating budgets, establishing strategic marketing, distribution and development alliances, product development and enhancement of the Company's strategic position, as well as on the Company's overall financial performance.

Executive Compensation in Fiscal 2003

The compensation programs for the Company's executives established by the Compensation Committee consist of four elements based upon the foregoing objectives: (i) base salary and benefits competitive with the marketplace; (ii) bonus grants based on individual and Company performance; (iii) stock-based equity incentive in the form of participation in the 1996 Stock Option Plan, the 1995 Executive Officers' Stock Option Plan and the 1996 Employee Stock Purchase Plan and (iv) perquisites that in total do not exceed $50,000 in value. The Compensation Committee believes that providing a base salary and benefits to its executive officers that are competitive with the marketplace enables the Company to attract and retain key executives. In addition, the Compensation Committee believes that bonuses based on both corporate and individual performance provide incentives to its executive officers that align their interests with those of the Company and its shareholders. The Compensation Committee generally provides executive officers discretionary stock option awards to reward them for achieving specified business objectives and to provide them with long-term ownership opportunities. In evaluating the salary level, bonuses and equity incentives to award to each current executive officer, the Compensation Committee examines the progress which the Company has made in areas under the particular executive officer's supervision, such as development or sales, and the overall performance of the Company. In addition, the Compensation Committee has retained an independent outside compensation consulting firm, with whom the Compensation Committee meets at least annually.

In determining the salary and bonuses of each executive officer, including the Named Executive Officers, the Compensation Committee and the Board of Directors consider numerous factors such as (i) the individual's performance, including the expected contribution of the executive officer to the Company's goals, (ii) the Company's long-term needs and goals, including attracting and retaining key management personnel, (iii) the Company's competitive position, including market data on the compensation of executive officers of comparable companies and (iv) the Company's financial performance measured against financial targets approved by the Board of Directors and Compensation Committee. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions and the historic compensation levels of the individual.

Stock option grants made pursuant to the 1995 Executive Officers' Stock Option Plan and the 1996 Stock Option Plan in the fiscal years ended June 30, 2003, 2002 and 2001 were designed to make a portion of the overall compensation of the executive officers receiving such awards vary depending upon the performance of the Company's Common Stock. Such grants, as a result of vesting arrangements applicable to such stock options, also serve as a means of retaining these individuals. In making stock option grants to executives, the Compensation Committee considers a number of factors, including the performance of the executive, the responsibilities of the executive, and the executive's current stock or option holdings.

Benefits

The Company's executive officers are entitled to receive medical benefits and life insurance benefits and to participate in the Company's 401(k) Savings Plan on the same basis as other full-time employees of the Company. The Company's 1996 Employee Stock Purchase Plan, which is available to virtually all employees, including certain executive officers and directors who are employees, allows participants to purchase shares at a discount of approximately 15% from the fair market value at the beginning or end of the applicable purchase period.

Compensation of the Chief Executive Officer in Fiscal 2003

The compensation philosophy applied by the Compensation Committee in establishing the compensation for the Company's President and Chief Executive Officer is the same as for the other senior management of the Company - to provide a competitive compensation opportunity that rewards performance.

During fiscal 2003, Mr. Johnson served as President and Chief Executive Officer of the Company and was paid a base salary of $579,400 and a bonus of $1,242,300. The Compensation Committee determined Mr. Johnson's base salary based on the same market criteria used for other senior officers. The determination of Mr. Johnson's bonus is based upon the successful attainment of specific financial goals established by the Compensation Committee twice a year. For fiscal 2003, the financial goals were based on revenue and operating income targets. Based on the Company's results, Mr. Johnson's bonus plan provided for a pay out of 107% of the target amount. Mr. Johnson was also granted options to purchase 120,000 shares of Common Stock at an exercise price of $13.05 per share under the 1996 Stock Option Plan.

Compliance with Section 162(m) of the Code

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows tax deductions to publicly-traded corporations for compensation over $1,000,000 paid to the corporation's Chief Executive Officer or certain of its other highly compensated employees. Qualifying performance-based compensation will not be subject to this disallowance if certain requirements are met. The Compensation Committee believes that it is in the best interests of the Company's stockholders to comply with such tax law, while still maintaining the goals of the Company's executive compensation program. Accordingly, where it is deemed necessary and in the best interests of the Company to continue to attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Company's business strategy, the Compensation Committee will recommend, and the Company is expected to pay, compensation to executive officers which may exceed the limits of deductibility.

                                 COMPENSATION COMMITTEE

                                 Alec L. Ellison
                                 Robert Kamerschen
                                 Edward M. Stern

                             STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Common Stock of the Company during the period from June 30, 1998 to June 30, 2003 with the cumulative total return over the same period of (i) the Nasdaq National Market (U.S. Companies) (the "Nasdaq Composite Index") and (ii) the Dow Jones Consumer Non-Cyclical Index for the Consumer Services sector (the "Dow Jones Non-Cyclical Index"). This comparison assumes $100 was invested on June 30, 1998 in the Company's Common Stock, the Nasdaq Composite Index and the Dow Jones Non-Cyclical Index and assumes dividends, if any, are reinvested.

                                [GRAPH OMITTED]


                      COMPARISON OF CUMULATIVE TOTAL RETURN


  --------------------------------------------------------------------------------------------------------------
                                         June 30,    June 30,    June 30,    June 30,    June 30,    June 30,
                                           1998        1999        2000        2001        2002        2003
  --------------------------------------------------------------------------------------------------------------

  MemberWorks Incorporated                $ 100.00    $  89.92    $ 104.26    $  71.75    $  57.46    $  61.46
  --------------------------------------------------------------------------------------------------------------

  Nasdaq Composite Index                  $ 100.00    $ 143.67    $ 212.43    $ 115.46    $  78.65    $  87.33
  --------------------------------------------------------------------------------------------------------------

  Dow Jones Non-Cyclical Index            $ 100.00    $ 103.90    $  90.23    $  92.70    $ 103.41    $ 102.06
  --------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year. PricewaterhouseCoopers LLP has served as the Company's independent auditors since 1990. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Fees Paid to PricewaterhouseCoopers LLP

All of the services rendered by PricewaterhouseCoopers LLP are permissible under applicable laws and regulations and are pre-approved by the Audit Committee prior to engaging the auditor. These services are actively monitored by the Audit Committee to maintain the appropriate objectivity and independence in PricewaterhouseCoopers' core work, which is the audit of the Company's consolidated financial statements. The following table sets forth aggregate fees billed to us related to fiscal years 2003 and 2002 by PricewaterhouseCoopers
LLP:

                                                             2003             2002
                                                         ------------     ------------
                     Audit fees                          $    333,000     $   245,000
                     Audit related fees                        54,000          28,000
                     Tax fees                                  16,000          31,000
                     All other fees                           576,000       1,989,000
                                                         ------------     -----------
                     Total fees                          $    979,000       2,293,000
                                                         ============    ============

Audit fees - These are fees for professional services performed by PricewaterhouseCoopers LLP for the audit of the Company's financial statements and review of financial statements included in the Company's 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit related fees - These are fees for assurance and related services performed by PricewaterhouseCoopers LLP that are related to the performance of the audit or review of the Company's financial statements. This includes: employee benefit plans, attestations that are not required by statute or regulation and consulting on financial accounting/reporting standards.

Tax fees - These fees are for foreign tax compliance, including the preparation of the tax returns and, and foreign tax advisory services.

All other fees - These fees are fees billed by PricewaterhouseCoopers LLP for the implementation of Customer Relationship Management systems. As of January 2003, the Company no longer utilized these consulting services provided by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP did not bill the Company during the fiscal year ended June 30, 2003 or 2002 for any financial information systems design and implementation services.

The Audit Committee has determined the rendering of the information technology consulting fees and all other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                              SOLICITATION EXPENSES

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

                             STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Company at its principal office in Stamford, Connecticut not later than June 21, 2004 for inclusion in the proxy statement for that meeting.

                                 By Order of the Board of Directors,

                                 James B. Duffy
                                 Secretary

October 2, 2003

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND, you may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                     ANNEX A

                            MEMBERWORKS INCORPORATED

                             AUDIT COMMITTEE CHARTER


I.       Purpose

The purpose of the Audit Committee is to assist the board of directors in fulfilling its responsibilities to oversee the Company's financial reporting process, including monitoring the integrity of the Company's financial statements and the independence, qualifications and performance of the Company's external auditors.

II.      Responsibilities and Duties

In furtherance of its purpose, the Committee shall have the following authority and responsibilities:

      (i) Recommend to the board for selection and shareholder ratification, the independent auditors to examine the Company's accounts, controls and financial statements;

     (ii) The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee shall pre-approve any non-audit service provided by the Company's independent auditor.

    (iii) Determine whether to recommend to the board that the Company's annual financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or NASDAQ requirements, should be approved. To carry out this responsibility, the Audit Committee shall:

          -    review  and  discuss  the  audited   financial   statements  with
               management and the independent auditors;

          - discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61;

          - review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the board of directors take appropriate action in response to the disclosures to satisfy itself of the independence of the Company's independent auditors;

          - based upon the reviews and discussions, issue its report for inclusion in the Company's Proxy Statement;

          - meet with the independent auditors without the presence of management to review the Company's accounting practices, internal accounting controls and such other matters as the Committee deems appropriate;

          - regularly report to the board of directors its conclusions with respect to the matters that the Committee has considered;

          -    resolve   disagreements   between   management  and  the  auditor
               regarding financial reporting; and

          - establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for establishing the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         (iv) To review the Company's financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting the Company's financial statements, including alternatives to, and the rationale for, the decisions made.

         (v) While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting audits and interim reviews or for determining whether the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Similarly, it is not the Committee's responsibility to ensure that the Corporation complies with all laws and regulations, policies, procedures and practices, including conflict of interest policies.

III.     Advisors

The Committee shall have the exclusive authority, at the Company's expense, to retain (including authority to approve fees and other retention terms) such independent consulting, legal and other advisors as it shall deem appropriate to fulfill its responsibilities without management or board approval.

IV.      Meetings

The Committee shall meet at least four times annually, or more frequently if circumstances dictate. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least seventy-two hours prior to the meeting. Two members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee.

V.       Minutes

The Committee will keep minutes of each meeting. The minutes will be kept by the Chief Financial Officer or by a member of the Committee.

VI.      Committee Chair

The Committee chair will be a director appointed by the board on the recommendation of the Corporate Governance Committee. If the Committee chair is absent from a meeting, another member of the Committee will act as chair.

VII.     Term

Members will be appointed by the board for a one-year term or until a successor is appointed and qualified upon the recommendation of the Corporate Governance Committee. The Board will fill vacancies on the Committee and may remove a Committee member from the Committee at any time without cause.

VIII.    Number of Members

The Committee shall consist of at least three members as the board shall from time-to-time determine.

IX.      Membership

All of the members of the Committee shall be independent as determined by the board applying the definition of (i) "independent director" as established by the Nasdaq Stock Market, Inc. ("NASDAQ"); (ii) "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and the rules promulgated thereunder as well as the Sarbanes-Oxley Act of 2002; and (iii) "outside director" under Section 162(m) of the Internal Revenue Code of 1986 and the rules promulgated thereunder, all as amended from time-to-time. Further, each member shall meet all applicable requirements of the Audit Committee Policy of the New York Stock Exchange with respect to independence and financial expertise and at least one member shall be an audit committee financial expert as defined by rules promulgated by the Securities Exchange Commission.

X.       Subcommittees

The Committee may delegate authority and responsibilities to subcommittees as it deems proper.

XI.      Non-member Attendance

The Chief Financial Officer will be invited to each meeting; however, the Committee will meet at least twice a year without executive or senior management participation. Attendance may be by telephone as provided in the Company's bylaws.

XII.     Amendment and Revision

Not less than annually, the Committee will review this charter and recommend to the board any changes it deems advisable. The board may, at any time (acting on its initiative, or on recommendation of the Committee), amend this charter.

XIII.    Agenda

The agenda for each meeting will be set by the Committee chair after conferring with the other Committee members and with the appropriate members of management.

XIV.     Board Reports

The Committee will inform the board from time-to-time and when appropriate of the actions it has taken in fulfillment of the Committee's responsibilities under this charter.

XV.      Performance Review

The Committee will annually review its performance, which will include eliciting input from management and the board on the performance of the Committee. The Committee will report the results of such self-assessment to the board.

                            MEMBERWORKS INCORPORATED

                PROXY FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, NOVEMBER 20, 2003

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND
                     SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned having received notice of the 2003 Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Gary A. Johnson and James B. Duffy, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the 2003 Annual Meeting of Stockholders of MemberWorks Incorporated (the "Company") to be held on Thursday, November 20, 2003 at 9:00 a.m. local time at the Westin Hotel, 1 First Stamford Place, Stamford, Connecticut 06902, and any adjournments thereof, and to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                 Please Detach and Mail in the Envelope Provided

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                                             FOR ALL NOMINEES
                                         (EXCEPT AS MARKED BELOW)      WITHHOLD
1. To elect the following nominees for
   director (except as marked below):                  [   ]           [   ]

Nominees:     Alec L. Ellison
              Marc S. Tesler

(Instruction: To withhold a vote for an individual nominee, write the name of such nominee in the space provided below. Your shares will be voted for the remaining nominees.)


                                              FOR        AGAINST        ABSTAIN
2. To ratify the appointment of
   PricewaterhouseCoopers LLP as the
   Company's
   independent auditors
   for the current year.                        [   ]        [   ]        [   ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL NUMBER 2.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, you may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

A VOTE "FOR" ALL DIRECTOR NOMINEES AND A VOTE "FOR" PROPOSAL NUMBER 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS               MARK HERE IF YOU PLAN TO
CHANGE AND NOTE AT LEFT   [   ]     ATTEND THE MEETING        [   ]

Signature __________________        Signature if held jointly _________________

Dated ________________, 2003.

NOTE:PLEASE SIGN EXACTLY AS NAME APPEARS  HEREON.  WHEN SHARES ARE HELD BY JOINT
     OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.